CONFIDENTIALITY AND NON-SOLICITATION AGREEMENT

THIS CONFIDENTIALITY AND NON-SOLICITATION AGREEMENT (the “Agreement”) is made this November 30, 2016 by and between Live Oak Banking Company, a North Carolina banking corporation (the “Company”) and [EMPLOYEE NAME] (“Employee”). (The Company and Employee are sometimes referred to herein each as a “Party” and together as the “Parties.”)

WHEREAS, the Company wishes to employ or to continue to employ Employee to perform services and duties for the Company subject to the terms and conditions set forth herein; and

WHEREAS, Employee wishes to become employed or to continue to be employed by the Company and is willing to agree to the terms and conditions set forth herein; and

WHEREAS, Employee understands that this Agreement is reasonably necessary for the protection of the Company’s business; and

WHEREAS, in consideration of Employee’s obligations hereunder, the Company is providing Employee with one or more of the following form(s) of consideration:

_____    New employment;
_____    Cash payment/bonus;
_____    Salary increase and/or promotion (new salary, title and responsibilities                 must be specified on an attached page); or

X	Award of ________ Restricted Stock Units of Live Oak Bancshares, Inc. (subject to the terms of a Restricted Stock Unit Award Agreement).

NOW, THEREFORE, in consideration of the employment or continued employment of Employee with the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

1.Employment At-Will; Survival of Obligations. Employee acknowledges and agrees that, unless provided in a separate written employment agreement signed by both Parties, Employee’s employment relationship with the Company is “at will,” and this Agreement does not in any way alter Employee’s “at-will” status or limit the Company’s or Employee’s right to terminate Employee’s employment with the Company at any time, for any or no reason, with or without cause. Employee’s obligations to the Company as set forth in this Agreement will survive and remain in full force and effect upon the termination of Employee’s employment by either Party, regardless of the date, cause or manner of such termination.

2.Protection of Confidential Information.

a)Employee acknowledges that the Company will give Employee access to certain highly-sensitive confidential and proprietary information belonging to the Company (or to third

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parties who have furnished such information under obligations of confidentiality) relating to and used in the Company’s business that derives independent actual or potential commercial value from not being generally known or available to the public (collectively, the “Confidential Information”). Employee acknowledges that, unless otherwise available to the public, Confidential Information includes, but is not limited to, the following categories of information and materials: financial statements and information related to the financial condition of the Company, including sales figures and profits; budgets, forecasts and projections; business and strategic plans; marketing, advertising, sales and distribution strategies and plans; research and development projects; records relating to any intellectual property developed by, owned by, controlled or maintained by the Company; information related to the Company’s inventions, research, products, designs, methods, formulae, techniques, systems, works of authorship, data, databases and processes; customer lists; prospective customer lists; supplier or distributor lists; mailing lists; price lists, pricing policies, quoting procedures and pricing strategies; non-public information relating to the Company’s customers, prospective customers, suppliers, distributors or investors; the specific terms of the Company’s agreements or arrangements or proposals, whether oral or written, with any customer, prospective customer, supplier, vendor or contractor with which the Company may be associated from time to time; information regarding a customer’s requirements and financial information; and any and all information relating to the operation of the Company’s business which the Company may from time to time designate as confidential or proprietary or that Employee reasonably knows should be, or has been, treated by the Company as confidential or proprietary. Confidential Information encompasses all formats in which information is preserved, whether electronic, print, oral, or any other form, including all originals, copies, notes, or other reproductions or replicas thereof.

b)Any trade secrets of the Company will be entitled to all of the protections and benefits under the North Carolina Trade Secrets Protection Act, N.C. Gen. Stat. § 66-152 et seq., and any other applicable law. If any information that the Company deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement.

c)Confidential Information does not include any information that: (i) at the time of disclosure is generally known to, or readily ascertainable by, the public; (ii) becomes known to the public through no fault of Employee or other violation of this Agreement; or (iii) is disclosed to Employee by a third party under no obligation to maintain the confidentiality of the information. For the avoidance of doubt, the exception for disclosure by third party in the preceding clause (iii) does not include any employee or other representative of the Company or any affiliate, regardless whether such person is determined to be under an obligation to maintain the confidentiality of the information.

d)Employee acknowledges that the Confidential Information is owned or licensed by the Company; is unique, valuable, proprietary and confidential; derives independent actual or potential commercial value from not being generally known or available to the public; and is subject to reasonable measures to protect its confidentiality. Employee hereby relinquishes, and agrees that Employee will not at any time claim, any right, title or interest of any kind in or to any Confidential Information.

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e)During and after Employee’s employment with the Company, Employee will hold in trust and confidence all Confidential Information, and will not disclose any Confidential Information to any person or entity, except in the course of performing duties assigned by the Company or as authorized in writing by the Company. Employee further agrees that during and after Employee’s employment with the Company, Employee will not use any Confidential Information for any purpose, except in furtherance of the Company’s business during Employee’s employment with the Company.

f)The covenants in Section 2(e) above will not apply to any information to the extent that Employee is required to disclose such information by law, provided that the Employee (i) notifies the Company of the existence and terms of such obligation, (ii) gives the Company a reasonable opportunity to seek a protective or similar order to prevent or limit such disclosure, and (iii) only discloses that information actually required to be disclosed.

g)Notwithstanding the foregoing, nothing in this Agreement is meant to prohibit Employee from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the SEC, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation. Employee shall not be required to obtain the prior authorization of the Company to make any such reports or disclosures and is not required to notify the Company that he has made such reports or disclosures. Pursuant to the Defend Trade Secrets Act of 2016, an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.

h)Upon request during employment and immediately at the termination of Employee’s employment with the Company for any reason, Employee will return to the Company all Confidential Information in any form (including all copies and reproductions thereof) and all other property whatsoever of the Company in Employee’s possession or under Employee’s control. If requested by the Company, Employee will certify in writing that all such materials have been returned to the Company. Employee also expressly agrees that immediately upon the termination of Employee’s employment with the Company for any reason, Employee will cease using any secure website, computer systems, e-mail system, or phone system or voicemail service provided by the Company for the use of its employees.

3.Restrictive Covenants.

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a)Definitions. As used in this Agreement, the following terms have the meanings given to such terms below.

i.    “Customer” means any person or entity who was a customer of the Company or the Related Entities at the time of, or in the twelve (12) months prior to, the termination of Employee’s employment with the Company, with whom Employee had dealings in the course of Employee’s employment with the Company, or about whom Employee learned or received Confidential Information in the course of Employee’s employment with Company.

ii.    “Prospective Customer” means any person or entity to whom, within the six (6) months prior to the termination of Employee’s employment, the Company or the Related Entities had provided information regarding their respective services, whether or not such person or entity has actually engaged those services, provided that the Company and/or the Related Entities have a legitimate expectation of doing business with such Prospective Customer and provided further that the Employee has had material business contacts with such person or entity on behalf of the Company and/or the Related Entities, whether such contact was initiated by the person or entity or by Employee.

iii.    “Company Employee” means any person who is or was an employee or independent contractor of the Company at the time of, or during the twelve (12) month period prior to, the termination of Employee’s employment with the Company for any reason.

iv.    “Restricted Period” means the period commencing on the date of termination of Employee’s employment with the Company for any reason and ending twelve (12) months after such date, provided, however, that this period will be tolled and will not run during any time Employee is in violation of this Section 3, it being the intent of the Parties that the Company is entitled to a full twelve (12)-month period free of Employee’s solicitation as described herein, such that the Restricted Period will be extended for any period of time in which Employee is in violation of this Section 3.

v.    “Related Entities” mean the subsidiaries and affiliates of the Company; provided that Employee has business dealings with (or accessed Confidential Information about) the customers of such entities during Employee’s employment with the Bank.

b)Non-Solicitation. Employee hereby agrees that during Employee’s employment and during the Restricted Period, Employee will not, directly or indirectly, on Employee’s own behalf or on behalf of any other party other than the Company:

i.    Call upon, solicit, divert, encourage or attempt to call upon, solicit, divert, or encourage any Customer or Prospective Customer for purposes of

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providing services to such Customer or Prospective Customer that are similar to or competitive with those offered by the Company;

ii.    Accept as a customer any Customer or Prospective Customer for purposes of providing services to such Customer or Prospective Customer that are similar to or competitive with those offered by the Company;

iii.    Induce, encourage, or attempt to induce or encourage any Customer or Prospective Customer to reduce, limit, or cancel its business with the Company; or

iv.    Solicit, induce, or attempt to solicit or induce any Company Employee to terminate his or her employment with or engagement by the Company.

c)Acknowledgement. Employee acknowledges and agrees that the restrictive covenants in this Agreement (i) are essential elements of Employee’s employment by the Company and are reasonable given Employee’s access to the Company’s Confidential Information and the substantial knowledge and goodwill Employee will acquire with respect to the business of the Company as a result of Employee’s employment with the Company, and (ii) are reasonable in time, territory, scope, and all other respects. The Parties further agree that if any portion of this Section 3 is found to be invalid or unenforceable by a court of competent jurisdiction because its duration, territory, or other restrictions are deemed to be invalid or unreasonable in scope, the invalid or unreasonable terms will be replaced by terms that are valid and enforceable and that come closest to expressing the intention of such invalid or unenforceable terms.

4.Enforcement. Employee acknowledges and agrees that any breach or threatened breach of the provisions of Sections 2 or 3 of this Agreement would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company for such breach. Employee agrees that, in the event of a breach by Employee of any of Employee’s obligations under Sections 2 or 3 of this Agreement, the Company will be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief, and expedited discovery for the purpose of seeking relief, in order to prevent or to restrain any such breach. The rights and remedies described herein are cumulative (not alternative) and in addition to all other rights and remedies available to the Company at law, in equity, or otherwise.

5.Inventions.

a)    If at any time or times during Employee’s employment, Employee (either alone or with others) makes, conceives, discovers, reduces to practice or becomes possessed of any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) that relates to the business of the Company or

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any of the products or services being developed, manufactured or sold by the Company or that may be used in relation therewith (“Inventions”), such Inventions and the benefits thereof will immediately become the sole and absolute property of the Company and its assigns. Employee will promptly disclose to the Company each such Invention, and hereby assigns any rights Employee may have or acquire in the Inventions and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation. Employee will further communicate, without cost or delay, and without publishing the same, all available information relating to such Inventions to the Company.

b)    Employee, without further consideration, will assign to the Company or its nominee all rights, title and interest in each Invention, whether or not patentable or copyrightable, and will at all times during employment and after cessation of employment for any reason assist the Company or its nominee in every proper way, but entirely at the Company’s or the Company’s nominee’s expense, to obtain for the Company’s or the nominee’s own benefit, patents, copyrights or other forms of protection for each Invention in any and all countries. From time to time, as may be requested by the Company, Employee shall, at the Company’s discretion, execute all papers and do all things that may be required to gain, protect or maintain the Company’s or its nominee’s rights in an Invention, whether or not such invention or product is or could be patented or copyrighted.

c)    Employee represents that the Inventions, if any, identified on Addendum A attached hereto, comprise all the unpatented and uncopyrighted Inventions that Employee has made or conceived prior to or otherwise not in connection with Employee’s employment by the Company, which Inventions are excluded from this Agreement. Employee understands that it is necessary only to list the title and purpose of such Inventions, but not details thereof. If Addendum A is blank, then there are no such inventions.

6.Miscellaneous.

a)Each provision of this Agreement is severable from every other provision of this Agreement. Any provision of this Agreement that is determined to be invalid or unenforceable by any court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

b)No amendment of any provision of this Agreement will be valid unless the amendment is in writing and signed by the Company and Employee.

c)The waiver by either Party of a breach or violation of any provision of this Agreement will not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

d)This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and, in the case of the Employee, personal representatives. The Employee may not assign, delegate or otherwise transfer any of the

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Employee’s rights, interests or obligations in this Agreement without the prior written approval of the Company. The Company may freely assign its rights and obligations under this Agreement and any successor or assign is expressly authorized to enforce all the terms and provisions of this Agreement.

e)This Agreement will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

f)The Parties agree that any litigation arising out of or related to this Agreement will be brought exclusively in any state or federal court in New Hanover County, North Carolina. Each Party (i) consents to the personal jurisdiction of said courts, (ii) waives any venue or inconvenient forum defense to any proceeding maintained in such courts, and (iii) agrees not to bring any proceeding arising out of or relating to this Agreement in any other court.

g)This Agreement (inclusive of any applicable Restricted Stock Unit Award Agreement) constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements (whether written or oral and whether express or implied) between the Parties to the extent related to the subject matter of this Agreement.

h)This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or PDF reproductions of original signatures will be deemed binding for the purpose of the execution of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, all as of the dates shown below.

COMPANY:                            EMPLOYEE:

LIVE OAK BANKING COMPANY

By:______________________________	_____________________________
Name:    [EMPLOYEE NAME]
Title:

Date: November ___, 2016	Date: November ___, 2016

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ADDENDUM A

PRIOR INVENTIONS BY EMPLOYEE

The following is a complete list of all unpatented and uncopyrighted Inventions relevant to the subject matter of my employment by the Company that have been made or conceived by me prior to or otherwise not in connection with my employment by the Company.

No inventions or improvements.
All such inventions as are described below:

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